UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported in the Current Report on Form 8-K, dated September 19, 2013, filed by Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“CECONY”), John McAvoy will succeed Kevin Burke as President and Chief Executive Officer of Con Edison and Chief Executive Officer of CECONY and Mr. Burke will continue to serve as Chairman of the Board of Directors of Con Edison (“Board of Directors”) and the Board of Trustees of CECONY (“Board of Trustees”).

On November 21, 2013, the Board of Directors and the Board of Trustees appointed Mr. McAvoy as a member of each Board and their respective Executive Committees, effective December 26, 2013.

On November 21, 2013, Mr. McAvoy agreed to and accepted an employment offer letter from Con Edison (“Offer Letter”) pursuant to which he will assume the position of President and Chief Executive Officer of Con Edison effective December 26, 2013 (the day following Mr. Burke’s retirement as an employee) and will:

•	receive an initial base salary of $1,140,000;

•	continue to participate in the company’s annual incentive plan, with a 2014 target bonus opportunity of 100% of base salary and a maximum bonus opportunity of 200% of base salary;

•	continue to participate in the company’s long-term incentive plan, with a long-term incentive opportunity to be determined by the Management Development and Compensation Committee of the Board of Directors; and

•	continue to be eligible to participate in the other benefit plans, practices, policies and programs generally available to the company’s senior executive officers.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter which is filed hereto as Exhibit 10 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10	Consolidated Edison, Inc. employment offer letter for John McAvoy dated November 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC. CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: November 26, 2013